                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 10, 1998 included in TBA Entertainment Corporation's Form 10-KSB for the year ended December 31, 1997 and to all references to our firm included in this registration statement.

                                  ARTHUR ANDERSEN LLP

Los Angeles, California
August 27, 1998